UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 10, 2015

HCC INSURANCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13790	76-0336636
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

13403 Northwest Freeway

Houston, Texas 77040

(Address of principal executive offices, including zip code)

(713) 690-7300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                        Results of Operations and Financial Condition

On February 10, 2015, HCC Insurance Holdings, Inc. (the “Company”) announced its financial results for the fourth quarter of 2014 and for the full year ended December 31, 2014. A copy of the press release announcing the Company’s results is attached to this Current Report on Form 8-K (this “Current Report”) as Exhibit 99.1 and incorporated herein in its entirety by reference thereto.

Item 9.01.                                        Financial Statements and Exhibits.

(d)

No.	Exhibit
99.1	Press Release dated February 10, 2015

In connection with the disclosure set forth in Item 2.02, the information in this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCC Insurance Holdings, Inc.

By:	/s/ Alexander M Ludlow
Alexander M Ludlow
Associate General Counsel & Assistant Secretary

DATED:  February 10, 2015